Exhibit 10.6

To:	Globalstar, Inc.

300 Holiday Square Boulevard

Covington, Louisiana 70433

United States of America

Attention: James Monroe III

Date:	4 July 2013

By Express Mail and E-mail

Dear Sirs,

Waiver Letter No. 15 - COFACE Facility

1.	Introduction

(a)	We refer to:

(i)	the facility agreement dated 5 June 2009 between Globalstar, Inc. as the Borrower, BNP Paribas, Société Générale, Natixis, Crédit Agricole Corporate and Investment Bank and Crédit Industriel et Commercial as the Mandated Lead Arrangers, BNP Paribas as the Security Agent and the COFACE Agent and the banks and financial institutions listed in schedule 1 (Lenders and Commitments) thereto as the Original Lenders, as amended from time to time (the “Facility Agreement”);

(ii)	the reservation of rights letters dated 29 June 2012, 4 January 2013, 19 June 2013 and 2 July 2013 from the COFACE Agent to the Borrower (the “Reservation of Rights Letters”);

(iii)	the amendment and waiver request letter dated 3 July 2012 from the Borrower to the COFACE Agent (the “Request Letter”) setting out, among other things, certain Defaults (the “Relevant Defaults”); and

(iv)	the equity commitment, restructuring support and consent agreement dated 20 May 2013 between the Borrower, the Subsidiary Guarantors, BNP Paribas as COFACE Agent, Security Agent and Chef de File under the Facility Agreement, certain banks and financial institutions party thereto as lenders and Thermo (the “Restructuring Support Agreement”).

(b)	Unless otherwise defined herein, terms and expressions defined in the Facility Agreement or the Restructuring Support Agreement shall have the same meaning when used in this letter (the “Letter”).

(c)	In the case of any conflict between the terms of this Letter and the terms of any other Finance Document, the terms of this Letter shall govern and control as between the parties to this Letter.

2.	Waiver under the Facility Agreement

(a)	Pursuant to Clause 6.1(a) (Repayment) and Schedule 29 (Repayment Schedule) of the Facility Agreement, the First Repayment Date on which the Borrower is due to repay principal under the Loans is 28 June 2013, being the date that is six (6) Months after the earlier of (i) the date that is two (2) Months after the last Launch; or (ii) 31 December 2012 (the “Required Payment Date”).

(b)	The Borrower failed to make the payment referred to in paragraph (a) above (the “Relevant Principal Payment”) on the Required Payment Date and as of the date of this Letter, the Relevant Principal Payment remains outstanding. Consequently, an Event of Default has occurred and is continuing under the Facility Agreement (the “Payment Default”).

(c)	Subject to the satisfaction of the conditions set out in paragraph 4 below and the other terms of this Letter, the COFACE Agent agrees (acting on the instructions of all the Lenders pursuant to clause 37.2(a)(ii) and (vi) (Exceptions) of the Facility Agreement) that:

(i)	the requirement for the Borrower to pay the Relevant Principal Payment on the Required Payment Date under the Facility Agreement shall be temporarily waived until 31 July 2013 or such other later date subject to the formal approval of the Lenders and COFACE (the “Waiver-End Date”); and

(ii)	the Payment Default shall be waived until the Waiver-End Date.

(d)	If definitive documentation evidencing the transactions contemplated by the Restructuring Terms (as defined below) are not executed, and such transaction does not close, by the Waiver-End Date:

(i)	the temporary waivers set out in paragraph 2(c) above shall no longer be applicable;

(ii)	the Relevant Principal Payment shall be deemed to have been due and payable on the Required Payment Date for all purposes;

(iii)	the Payment Default shall be deemed to be continuing from the Required Payment Date; and

2

(iv)	the Lenders reserve all rights in respect of such Payment Default, including the right to claim default interest in respect of such Payment Default as from the Required Payment Date, in accordance with the provisions of the Facility Agreement.

3.	Amendment of the Restructuring Support Agreement

(a)	Pursuant to section 6(b)(v) of the Restructuring Support Agreement, the Restructuring Support Agreement could be terminated by the Lenders upon written notice to all Parties that a COFACE Facility Restructuring has not been consummated on or prior to 28 June 2013.

(b)	Pursuant to section 7 of the Restructuring Support Agreement, 28 June 2013 is a Termination Date.

(c)	Subject to satisfaction of the conditions set out in paragraph 4 below and the other terms of this Letter, the Restructuring Support Agreement shall be deemed to have been amended as of 28 June 2013 in accordance with the Amendment to Equity Commitment Restructuring Support and Consent Agreement (the “Amendment”) set forth in Annex B (Amendment to Restructuring Support Agreement).

4.	Conditions

(a)	The granting of the waivers by the COFACE Agent as set out in paragraph 2(c) above and the effectiveness of the Amendment as set forth in paragraph 3(c) above, shall be subject in all respects to the Borrower, Thermo and the Subsidiary Guarantors agreeing to and accepting, by no later than 4 July 2013, the terms of a restructuring of the Facility Agreement and other Finance Documents as set out in Annex A (Restructuring Terms), subject to any changes to such terms as may be required by COFACE or in connection with any credit committee approvals required by the Lenders and which are agreed to by the Borrower, Thermo and the Subsidiary Guarantors (the “Restructuring Terms”).

(b)	For the avoidance of doubt, by countersigning this letter within the time period mentioned in paragraph (a) above, each of the Borrowers, Thermo and the Subsidiary Guarantors confirms its agreement to and acceptance of:

(i)	this Letter;

(ii)	the Restructuring Terms; and

(iii)	the Amendment.

5.	General Provisions

(a)	This Letter is provided without prejudice to:

(i)	the Reservation of Rights Letters; and

3

(ii)	each Obligor’s continuing obligations under the Finance Documents to which it is a party and which continuing obligations shall remain in full force and effect.

(b)	The Lenders agree that for the sole purpose of this Letter only, the Waiver Fees (as such term is defined in the sixth amendment letter to the Facility Agreement dated 30 March 2011 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement (“Amendment Letter No.6”)) shall not apply to this Letter. For the avoidance of doubt, unless agreed to the contrary by the Lenders, paragraph 6 (Payment of Waiver Fees) of Amendment Letter No.6 shall apply to any additional waivers and/or amendments (howsoever described) agreed to by the Lenders in respect of the Finance Documents after the date of this Letter.

(c)	Each Obligor confirms in favour of the COFACE Agent that:

(i)	it hereby agrees to the terms and conditions of this Letter;

(ii)	it has requisite corporate or other organizational power and authority to execute this Letter;

(iii)	the execution and delivery of this Letter have been duly authorized by all necessary corporate or other organizational action on its part;

(iv)	the execution, delivery and performance by it of this Letter does not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its affiliates, or its certificate of incorporation or bylaws or other organizational documents or those of any of its affiliates, or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its affiliates is a party;

(v)	the execution, delivery, and performance by it of this Letter does not and shall not require any registration or filing with, the consent or approval of, notice to, or any other action with any federal, state or other governmental authority or regulatory body; and

(vi)	notwithstanding this Letter and the waivers contained herein, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor are not, except as expressly stated to the contrary in this Letter (including the Amendment), waived, released, discharged or impaired by this Letter.

(d)	The following provisions of the Facility Agreement are incorporated into this Letter, mutatis mutandis, as if set out in this Letter with references to “this Agreement” being construed as references to this Letter: clauses 17 (Costs and Expenses), 35 (Partial Invalidity), 38 (Counterparts), 39 (Governing Law) and 40 (Enforcement), provided that Clauses 39 (Governing Law) and 40 (Enforcement) of the Facility Agreement shall not be construed as being incorporated into, or governing the terms of, the Amendment.

4

(e)	This Letter shall constitute a Finance Document.

(f)	Any failure by the Borrower to comply with this Letter shall, subject to any applicable grace periods under the Finance Documents, constitute an Event of Default.

(g)	Other than as set out in this Letter, each Finance Document shall remain in full force and effect. Each Finance Party reserve all other rights or remedies it may have now or in the future.

(h)	Other than in respect of each Finance Party, a person who is not a party to this Letter may not rely on it and the terms of the Contracts (Rights of Third Parties) Act 1999 are excluded.

Please confirm your acceptance of and agreement to, the provisions of this Letter by signing and dating the enclosed copy of this Letter and returning it to the COFACE Agent as set forth above.

Yours faithfully

For and on behalf of

BNP Paribas

as COFACE Agent (acting for and on behalf of the Finance Parties)

/s/ Jean Philippe Poirier
Jean Philippe Poirier

5

Each of the undersigned hereby agrees to, and accepts, the Restructuring Terms attached to this Letter as Annex A (Restructuring Terms) and the Amendment attached to this Letter as Annex B (Amendment to Restructuring Support Agreement).

Acknowledged and agreed

For and on behalf of

Globalstar, Inc.

as Borrower

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

Acknowledged and agreed

For and on behalf of

Thermo Funding Company LLC

as Obligor

/s/ Richard S. Roberts
By: Richard S. Roberts

Title: Manager

Date: 4 July 2013

Acknowledged and agreed

For and on behalf of

GSSI, LLC

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

6

Acknowledged and agreed

For and on behalf of

Globalstar Security Services, LLC

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

Acknowledged and agreed

For and on behalf of

Globalstar C, LLC

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

Acknowledged and agreed

For and on behalf of

Globalstar USA, LLC

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

7

Acknowledged and agreed

For and on behalf of

Globalstar Leasing LLC

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

Acknowledged and agreed

For and on behalf of

Spot LLC

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

Acknowledged and agreed

For and on behalf of

ATSS Canada, Inc.

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

8

Acknowledged and agreed

For and on behalf of

Globalstar Brazil Holdings, L.P.

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

Acknowledged and agreed

For and on behalf of

GCL Licensee LLC

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

Acknowledged and agreed

For and on behalf of

GUSA Licensee LLC

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

9

Acknowledged and agreed

For and on behalf of

Globalstar Licensee LLC

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

Acknowledged and agreed

For and on behalf of

Globalstar Media LLC

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

Acknowledged and agreed

For and on behalf of

Globalstar Broadband Services Inc.

as Subsidiary Guarantor

/s/ L. Barbee Ponder IV
By: L. Barbee Ponder IV

Title: General Counsel & Vice President Regulatory Affairs

Date: 4 July 2013

10

ANNEX B

AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

AMENDMENT TO EQUITY COMMITMENT, RESTRUCTURING SUPPORT
AND CONSENT AGREEMENT

This Amendment to Equity Commitment, Restructuring Support and Consent Agreement dated as of _______, 2013 (“Amendment”), is entered into by and among (i) Globalstar, Inc. (“Globalstar” or the “Borrower”), (ii) the undersigned domestic subsidiaries of Globalstar (each, a “Subsidiary Guarantor” and, together with Globalstar and its other subsidiaries and affiliates, the “Company”), (iii) BNP Paribas, acting in its capacities as facility agent, security agent and Chef de File (in such capacities, the “Agent”) under that certain COFACE Facility Agreement, dated as of June 5, 2009 (as amended, restated, supplemented and/or otherwise modified from time to time through the date hereof, the “Facility Agreement”) among Globalstar, as borrower, BNP Paribas, Société Générale, Natixis, Crédit Agricole Corporate and Investment Bank, and Crédit Industriel et Commercial, as mandated lead arrangers, the Agent, and certain banks and financial institutions party thereto, as lenders (the “Lenders”), (iv) the Lenders, and (v) Thermo Funding Company LLC (“Thermo”). Globalstar, the Subsidiary Guarantors, the Agent, the Lenders and Thermo are referred to herein collectively as the “Parties,” and each individually as a “Party.”

RECITALS

WHEREAS, the Parties entered into the Equity Commitment, Restructuring Support and Consent Agreement on May 20, 2013 (the “Restructuring Support Agreement”);

WHEREAS, pursuant to Section 6(b)(v) of the Restructuring Support Agreement, the Restructuring Support Agreement may be terminated by the Lenders upon written notice to all of the Parties that a COFACE Facility Restructuring has not been consummated on or prior to June 28, 2013;

WHEREAS, pursuant to Section 7 of the Restructuring Support Agreement, June 28, 2013 is a Termination Date;

WHEREAS, a COFACE Facility Restructuring has not yet been consummated;

WHEREAS, pursuant to Section 23 of the Restructuring Support Agreement, the Restructuring Support Agreement cannot be modified, amended or supplemented without the prior written consent of all Parties; and

WHEREAS, the Parties wish to make an amendment to the Restructuring Support Agreement.

NOW, THEREFORE, THIS AMENDMENT TO Equity Commitment, Restructuring Support and Consent Agreement WITNESSETH:

11

The Parties agree hereby agree as follows:

1.          Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Restructuring Support Agreement.

2.          Amendment.

With effect from June 28, 2013:

(a)	Section 6(b)(v) and clause (iii) of the first sentence of Section 7 of the Restructuring Support Agreement are each amended by deleting “June 28, 2013” and substituting in its place “July 31, 2013 or such other later date subject to the formal approval of the Lenders and COFACE”; and

(b)	Section 8(b)(ii) of the Restructuring Support Agreement shall be amended by deleting the Words “June 6, 2013” and replacing them with the words “4 July, 2013”.

3.          Reservation of Rights. Nothing in this Amendment shall constitute or be deemed to constitute a waiver of the rights of any Finance Party under, or modification or amendment of, any of the Finance Documents (including, without limitation, the Restructuring Support Agreement) or any amendment of the Finance Documents (including, without limitation, the Restructuring Support Agreement) except as expressly set forth in Section 2 above.

4.          Finance Document. This Amendment shall constitute a Finance Document. Other than as set out herein, each Finance Document shall remain in full force and effect.

5.          Miscellaneous. The following provisions of the Facility Agreement are incorporated into this Amendment, mutatis mutandis, as if set out in this Agreement with references to “this Agreement” being construed as references to this Amendment: clauses 17 (Costs and Expenses), 35 (Partial Invalidity), and 38 (Counterparts). Other than in respect of each Finance Party, a person who is not a party to this Agreement may not rely on it and the terms of the Contracts (Rights of Third Parties) Act 1999 are excluded. Each Finance Party reserves all other rights or remedies it may have now or in the future.

6.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Amendment, each of the Parties irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Amendment or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York, and by execution and delivery of this Amendment, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

12